UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                    65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                  PAGE 1 OF 9
                            EXHIBIT INDEX ON PAGE 4

ITEM 5.  OTHER EVENTS

The news release of the Registrant dated November 9, 1999, announcing its 1999 third quarter results and certain other information is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

 (a) - (b)       Not applicable.


 (c)             Exhibits

                 The following exhibits are filed as part of this report:

                 99.1 Text of a press release by the Registrant dated November 9, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               OCWEN FINANCIAL CORPORATION
                               (Registrant)


                               By:  /s/ MARK S. ZEIDMAN
                               -------------------------------------------------
                                        Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:  November 12, 1999

INDEX TO EXHIBIT



 Exhibit No.   Description                                               Page
 -----------   -----------                                               ----

     99.1      News release of the Registrant dated November 9,           5
               1999, announcing its 1999 third quarter results and certain other information.